SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                      Date of Report:  January 31, 1996

                                HONEYWELL INC.

            (Exact name of registrant as specified in its charter)

          DELAWARE              1-971               41-0415010
       (State or other     (Commission File      (I.R.S. Employer
       jurisdiction of         Number)            Identification
       incorporation)                              Number)

          Honeywell Plaza, Minneapolis, MN                   55408
        (Address of principal executive offices)           (Zip Code)

                                (612) 951-1000
             (Registrant's telephone number, including area code)

                                     N/A
            (Former name or former address, if changed since last report)


          Item 5.  Other Events.

               On January 16, 1996, the Board of Directors of Honeywell Inc. (the "Company") approved the extension of the benefits afforded by the Company's existing rights plan by adopting a new stockholder rights plan. The new plan, like the existing plan, is intended to promote continuity and stability, deter coercive or partial offers which will not provide fair value to all stockholders and enhance the Board's ability to represent all stockholders and thereby maximize stockholder values.

               Pursuant to the new Rights Agreement between the Company and Chemical Mellon Shareholder Services L.L.C., as Rights Agent (the "1996 Rights Agreement"), one Right will be issued for each outstanding share of common stock, par value $1.50 per share, of the Company on the expiration of the existing rights (March 7, 1996). Each of the new Rights will entitle the registered holder to purchase from the Company one one-hundredth of a share of Series B Junior Participating Preference Stock, par value $1.00 per share, at a price of $150 per one one-hundredth of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires 15% or more of the outstanding stock.
          The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed, on March 7, 2006.

               The description and terms of the new Rights are set forth in the 1996 Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.

          Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits.

          Exhibit No.         Exhibit
          --------------      --------

               4 Rights Agreement, dated as of January 16, 1996, between Honeywell Inc. and Chemical Mellon Shareholder Services L.L.C., which includes as Exhibit A thereto, the Form of Rights
                              Certificate.


                                  SIGNATURES

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HONEYWELL INC.
                                        (Registrant)

                                   BY: /s/ William M. Hjerpe
                                       _____________________
                                       William M. Hjerpe
                                       Vice President and Chief
                                         Financial Officer

          Dated:   January 31, 1996


                              INDEX TO EXHIBITS

          Exhibit No.         Exhibit
           Page
          --------------      --------

               4              Rights Agreement, dated as of
                              January 16, 1996, between
                              Honeywell Inc. and Chemical Mellon
                              Shareholder Services
                              L.L.C., which includes as Exhibit A
                              thereto, the Form of Rights
                              Certificate.